Exhibit 10.4

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of August 27, 2013 (this “Agreement”) is being entered into among CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company” and a “Grantor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A SECURITY JOINDER AGREEMENT (each a “Subsidiary Guarantor” and a “Grantor” and, together with the Company, collectively, the “Grantors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below).

RECITALS:

A. Pursuant to a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and an L/C Issuer, and the lenders now or hereafter party thereto (the “Lenders”) and the other L/C Issuers now or hereafter party thereto, the Lenders and the L/C Issuers have agreed to provide to the Borrowers a revolving credit facility with a letter of credit subfacility and a swing line subfacility, a multicurrency revolving credit facility and a term loan facility.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements.

C. It is a condition precedent to the Secured Parties’ obligations to make and maintain the extensions of credit described in Recitals A and B that the Grantors shall have executed and delivered this Agreement to the Administrative Agent.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Cash Management Agreements and Secured Hedge Agreements, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Agreement, the following terms have the following definitions:

“Copyrights” means, collectively, all United States and foreign copyrights and copyright applications and including the right to recover for all past, present and future infringements thereof and all supplemental registrations, renewals, and extensions thereof, and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto.

“Excluded Asset” means, as to each Grantor, (a) any lease, license or contract to which such Grantor is a party, or any license, consent, permit, variance, certification, authorization or approval of any Governmental Authority (or any Person acting on behalf of a Governmental Authority) of which such Grantor is the owner or beneficiary, or any of its rights or interests thereunder, if and for so long as the grant of a security interest therein shall constitute or result in (i) the abandonment, invalidation or unenforceability of the right, title or interest of such member therein or (ii) a breach or termination pursuant to the terms of, or a default under, such lease, license or contract or such license, consent, permit, variance, certification, authorization or approval (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law or principles of equity), and (b) any equipment, fixtures or real property (including related attachments, accessories, equipment, tools, parts and replacement thereof and proceeds of the foregoing) owned by such Grantor on the date hereof or hereafter acquired that is subject to a purchase money Lien or a Lien securing a capital lease permitted to be incurred under the Loan Documents if the contract or other agreement (or the documentation providing for such purchase money obligation or capital lease) in which such Lien is granted validly prohibits the creation of any other Lien on such equipment, fixtures or real property (and/or related attachments, accessories, equipment, tools, parts and replacement thereof and proceeds of the foregoing).

“Patents” means, collectively, all United States and foreign patents and patent applications and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations in part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto.

“Secured Obligations” means (a) as to the Company, all of the Obligations, including, the payment and performance of the obligations and liabilities (whether now existing or hereafter arising) of each Loan Party under (i) the Credit Agreement and each of the other Loan Documents (including this Agreement) to which such Loan Party is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreement and Secured Hedge Agreement to which such Loan Party is now or hereafter becomes a party, (b) as to each Designated Borrower, all of its Obligations under (i) the Credit Agreement and each of the other Loan Documents (including this Agreement) to which such Designated Borrower is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreement and Secured Hedge Agreement to which such Designated Borrower is now or hereafter becomes a party and (c) as to each Subsidiary Guarantor, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) under (i) the Subsidiary Guaranty to which it is a party and each of the other Loan Documents (including this Agreement) to which it is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreement and Secured Hedge Agreement to which it is now or hereafter becomes a party.

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“Trademarks” means, collectively, all United States and foreign trademarks, trade names, domain names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof, and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected to the use of, and symbolized by, each such trademark and service mark.

2. Grant of Security Interest. Each Grantor hereby grants as collateral security for the payment, performance and satisfaction of the Secured Obligations to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest in and to, and collaterally assigns to, the Administrative Agent for the benefit of the Secured Parties, all of the assets of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including, without limitation, the following:

(a) All accounts, including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, and all of such Grantor’s rights with respect to any property the sale, lease or license of which gave rise thereto, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);

(b) All inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (collectively referred to hereinafter as “Inventory”);

(c) All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as “Equipment”);

(d) All general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods, or to

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hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as “General Intangibles”);

(e) All Copyrights, Patents and Trademarks;

(f) All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as “Deposit Accounts”);

(g) All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as “Chattel Paper”);

(h) All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding Pledged Interests subject to the Pledge Agreement (collectively referred to hereinafter as “Investment Property”);

(i) All instruments, including all promissory notes (collectively referred to hereinafter as “Instruments”);

(j) All documents, including warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as “Documents”);

(k) All rights to payment or performance under letters of credit including rights to proceeds of letters of credit (“Letter-of-Credit Rights”), and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as “Supporting Obligations”);

(l) The commercial tort claims identified on Schedule 9(i) hereto, as such Schedule may be supplemented from time to time in accordance with the terms hereof (collectively referred to hereinafter as “Commercial Tort Claims”);

(m) All books and records relating to any of the forgoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

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(n) All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

All of the property and interests in property described in subsections (a) through (n) are herein collectively referred to as the “Collateral;” provided that, notwithstanding the foregoing, the Collateral shall not include any Excluded Asset (as defined below).

3. Perfection. As of the date of execution of this Agreement or Security Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its “Applicable Date”), such Grantor shall have:

(a) furnished the Administrative Agent with duly authorized financing statements in form, number and substance suitable for filing in each Grantor’s jurisdiction of organization or as otherwise required by the UCC in such jurisdiction of organization, sufficient under applicable law, and satisfactory to the Administrative Agent in order that upon the filing of the same the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of such financing statements;

(b) to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Administrative Agent may request, furnished the Administrative Agent with control agreements (in form and substance reasonably satisfactory to Administrative Agent), issuer acknowledgments of the Administrative Agent’s interest in Letter-of-Credit Rights, and evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and taken appropriate action acceptable to the Administrative Agent sufficient to establish the Administrative Agent’s control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by control;

(c) to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Administrative Agent may request, delivered to the Administrative Agent or, if the Administrative Agent shall specifically consent in each instance, an agent or bailee of the Administrative Agent that has acknowledged such status in a properly executed control agreement (in form and substance reasonably

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satisfactory to Administrative Agent) possession of all Collateral with respect to which either a security interest can be perfected only by possession, and including in the case of Instruments, Documents, and Investment Property that are in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession; provided that such Grantor shall not be required to deliver Instruments, Documents and Investment Property with an individual value of less than $750,000 or control agreements or bailment agreements with respect to deposit accounts, securities accounts or property held by bailees with an aggregate value of less than $750,000 per such account or location; and

(d) with regard to (i) Patents, execute and deliver a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 3(d)(i) hereto, (ii) Trademarks, execute and deliver a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 3(d)(ii) hereto, and (iii) Copyrights, execute and deliver a Notice of Grant of Security Interest in Copyrights in the form of
Exhibit 3(d)(iii);

with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Permitted Liens. All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent’s security interest in Collateral, including such items as are described above in this Section 3, are sometimes referred to herein as “Perfection Documents”. The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as “Perfection Action”.

4. Maintenance of Security Interest; Further Assurances.

(a) Each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action, as may be required by the terms of the Loan Documents or as the Administrative Agent may reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Agreement, to perfect, protect, maintain the priority of or enforce the Administrative Agent’s security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the

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Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the applicable Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents, at the Administrative Agent’s election, may describe the Collateral as or including “all assets” of such Grantor. Each Grantor hereby irrevocably ratifies and acknowledges the Administrative Agent’s authority to have effected filings of Perfection Documents made by the Administrative Agent prior to its Applicable Date.

(b) With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(c) Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements of, the security interest granted hereunder to the Administrative Agent for the benefit of the Secured Parties.

5. Receipt of Payment. In the event an Event of Default shall occur and be continuing and a Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Administrative Agent for the benefit of the Secured Parties, and as the property of the Administrative Agent for the benefit of the Secured Parties, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Administrative Agent, such Grantor shall cause such Collateral to be forwarded to the Administrative Agent for its custody, possession and disposition on behalf of the Secured Parties in accordance with the terms hereof and of the other Loan Documents.

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6. Preservation and Protection of Collateral.

(a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

(b) Each Grantor shall keep and maintain its tangible personal property Collateral as required pursuant to Section 6.06 of the Credit Agreement.

(c) Each Grantor agrees (i) to pay when due all taxes, charges and assessments against the Collateral in which it has any interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with the application of GAAP in the Audited Financial Statements, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such taxes, charges, or assessments, or cause such Liens to be terminated, the Administrative Agent at its option may pay or contest any of them or amounts relating thereto (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including all documented out-of-pocket fees and expenses of counsel (collectively, “Attorneys’ Costs”), court costs, reasonable expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

7. Status of Grantors and Collateral Generally. Each Grantor represents and warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a) It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (b) of this Section 7, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) to the extent of their claims permitted under the Credit Agreement at any time claiming the same or any interest therein adverse to the Secured Parties. Upon

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the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(b) It shall not (i) sell, assign, transfer, lease, license or otherwise dispose of any of, or grant any option with respect to, the Collateral, except for Dispositions permitted under the Credit Agreement, (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Agreement and Permitted Liens, or (iii) take any other action in connection with any of the Collateral that would materially impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Administrative Agent for the benefit of the Secured Parties.

(c) It has full power, legal right and lawful authority to enter into this Agreement (and any Security Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.

(d) No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person which has not been given or obtained, as the case may be, is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Agreement (or any Security Joinder Agreement) by such Grantor, or (ii) for the perfection of or the exercise by the Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for action required by the Uniform Commercial Code to perfect and exercise remedies with respect to the security interest conferred hereunder.

(e) No effective financing statement or other Perfection Document similar in effect, nor any other Perfection Action, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) has been filed in any recording office, delivered to another Person for filing (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Administrative Agent for the benefit of the Secured Parties in connection with the security interests conferred hereunder.

(f) Schedule 7(f) attached hereto contains true and complete information as to each of the following (in each case, after giving effect to the Closing Date Transaction): (i) the exact legal name of each Grantor as it appears in its Organization Documents as of its Applicable Date and at any time during the five (5) year period ending as of its

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Applicable Date (the “Covered Period”), (ii) the jurisdiction of formation and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any) as of its Applicable Date and at any time during the Covered Period, (iii) each address of the chief executive office of each Grantor as of its Applicable Date and at any time during the Covered Period, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date and at any time during the Covered Period, (v) the address of each location of such Grantor at which any tangible personal property Collateral (including Account Records and Account Documents) is located at its Applicable Date or has been located at any time during the Covered Period and (vi) with respect to each location described in clause (v) that is not owned beneficially and of record by such Grantor, the name and address of the owner thereof and such owner’s relationship to such Grantor (e.g. lessor, warehousemen) as of its Applicable Date. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, or utilize any additional location where tangible personal property Collateral (including Account Records and Account Documents) may be located, except in each case upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder and except that Mustang Acquisition Inc. may do any of the foregoing on the Closing Date in connection with the Closing Date Acquisition and Mustang Acquisition II LLC (formerly known as Mustang Acquisition II Inc.) may change its name to Met-Pro Technologies LLC on the Closing Date in connection with the Closing Date Acquisition.

(g) No Grantor shall cause, suffer or permit any of the tangible personal property Collateral with a book or replacement value in excess of $1,000,000 (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of raw materials or components or the delivery of inventory to customers, in each case in the ordinary course of business) or (ii) to be in the possession, custody or control of any warehouseman or other bailee without the prior written consent of the Administrative Agent in each instance, which consent shall not be unreasonably withheld or delayed.

(h) No tangible personal property Collateral is or shall be located at any location that is leased by such Grantor from any other Person other than Inventory the value of which, when aggregated with all other Inventory kept at any location which is leased by all Grantors, is less than $1,000,000, unless (i) such location and lessor is set forth on Schedule 7(f) attached hereto or such Grantor provides not less than thirty (30) days’ prior written notice thereof to the Administrative Agent, (ii) to the extent requested by the Administrative Agent, such lessor acknowledges the Lien in favor of the Administrative Agent for the benefit of the Secured Parties conferred hereunder and waives its statutory and consensual liens and rights with respect to such Collateral in form and substance acceptable to the Administrative Agent and delivered in writing to

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the Administrative Agent prior to any Collateral being located at any such location, and (iii) such Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Agreement.

8. Inspection. The Administrative Agent (by any of its officers, employees and agents), on behalf of the Secured Parties, shall have the right upon prior notice to an executive officer of any Grantor, and at any reasonable time during such Grantor’s usual business hours, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor’s affairs and finances with any Person (other than Persons obligated on any Accounts (“Account Debtors”) except as expressly otherwise permitted in the Loan Documents) and to verify with any Person other than (except as expressly otherwise permitted in the Loan Documents) Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor’s affairs and finances with such Grantor’s Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors.

9. Specific Collateral.

(a) Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Each Grantor shall keep accurate and complete records of its Accounts (“Account Records”) and from time to time at intervals designated by the Administrative Agent such Grantor shall provide the Administrative Agent with a schedule of Accounts in form and substance acceptable to the Administrative Agent describing all Accounts created or acquired by such Grantor (“Schedule of Accounts”); provided, however, that such Grantor’s failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Administrative Agent’s security interest or other rights in and to any Accounts for the benefit of the Secured Parties. If requested by the Administrative Agent, each Grantor shall furnish the Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, “Account Documents”) and such other matter and information relating to the status of then existing Accounts as the Administrative Agent shall request.

(ii) All Account Records and Account Documents are and shall at all times be located only at such Grantor’s current chief executive office as set forth on Schedule 7(f) attached hereto, such other locations as are specifically identified on Schedule 7(f) attached hereto as an “Account Documents location,” or as to which such Grantor has complied with Section 7(f) hereof.

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(iii) The Accounts are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document.

(iv) The Accounts cover bona fide sales, leases, licenses or other dispositions of property usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business.

(v) The amounts of the face value of any Account shown or reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Administrative Agent, are actually owing to such Grantor and are not contingent for any reason and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $1,000,000 in the aggregate, or greater than $500,000 individually, known to be existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto.

(vi) Except for conditions generally applicable to such Grantor’s industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, or on any certificate, contract, invoice or statement delivered to the Administrative Agent with respect thereto.

(vii) The property or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Administrative Agent for the benefit of Secured Parties and Permitted Liens.

(viii) In the event any amounts due and owing in excess of $500,000 individually, or $1,000,000 in the aggregate amount, are known to be in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim has been asserted), such Grantor shall provide the Administrative Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

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(b) Inventory. With respect to its Inventory whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Each Grantor shall keep accurate and complete records itemizing and describing the kind, type, location and quantity of Inventory, its cost therefor and the selling price of Inventory held for sale, and the daily withdrawals therefrom and additions thereto, and shall furnish to the Administrative Agent from time to time at reasonable intervals designated by the Administrative Agent, a current schedule of Inventory (“Schedule of Inventory”) based upon its most recent physical inventory and its daily inventory records. Each Grantor shall conduct a physical inventory no less frequently than annually, and shall furnish to the Administrative Agent such other documents and reports thereof as the Administrative Agent shall reasonably request with respect to the Inventory.

(ii) All Inventory, other than Inventory having a value of less than $1,000,000 in the aggregate for all locations, is and shall at all times be located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto or at such other locations as to which such Grantor has complied with Section 7(f) hereof. No Grantor shall, other than in the ordinary course of business in connection with its sale, lease, license or other permitted Disposition, remove any Inventory having an aggregate value in excess of that stated in the preceding sentence from such locations.

(iii ) If any Account Debtor returns any Inventory to a Grantor after shipment thereof, and such return generates a credit in excess of $500,000 on any individual Account or $1,000,000 in the aggregate on any Accounts of such Account Debtor, such Grantor shall notify the Administrative Agent in writing of the same as soon as practicable.

(c) Equipment. With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) The Grantors, as soon as practicable following a request therefor by the Administrative Agent, shall deliver to the Administrative Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

(ii) The Grantors shall maintain accurate, itemized records describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Administrative Agent upon request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter.

(iii) All Equipment, other than Equipment having a value of less than $1,000,000 in the aggregate for all locations, is and shall at all times be located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto or at such other locations as to which such Grantor has complied with Section 7(f) hereof. No Grantor shall, other than as expressly permitted under the Credit Agreement, sell, lease, transfer, dispose of or remove any Equipment having an aggregate value in excess of that stated in the preceding sentence from such locations.

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(d) Supporting Obligations. With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Each Grantor shall upon the request of the Administrative Agent from time to time, deliver to the Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by such Grantor) and information as may be necessary to enable the Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.

(ii) With respect to each letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $750,000, each Grantor shall, at the request of the Administrative Agent, use its best efforts to cause the issuer thereof to execute and deliver to the Administrative Agent a consent to assignment of such Letter-of-Credit Rights (in form and substance reasonably satisfactory to Administrative Agent).

(e) Investment Property. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Schedule 9(e) attached hereto contains a true and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement (in each case, after giving effect to the Closing Date Transaction).

(ii) Except with the express prior written consent of the Administrative Agent in each instance, all Investment Property (other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement or security entitlements credited to an individual securities account with an aggregate value of less than $750,000) shall be maintained at all times in the form

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of (a) certificated securities, which certificates shall have been delivered to the Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto, or (b) security entitlements credited to one or more securities accounts as to each of which the Administrative Agent has received (1) copies of the account agreement between the applicable securities intermediary and such Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of such Grantor) and (2) a control agreement (in form and substance reasonably satisfactory to Administrative Agent) from the applicable securities intermediary which remains in full force and effect and as to which the Administrative Agent has not received any notice of termination. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on Schedule 9(e) attached hereto except in each case upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

(iii) All dividends and other distributions with respect to any of the Investment Property shall be subject to the security interest conferred hereunder, provided, however, that cash dividends paid to a Grantor as record owner of the Investment Property may be disbursed to and retained by such Grantor so long as no Default or Event of Default shall have occurred and be continuing, free from any Lien hereunder.

(iv) So long as no Default or Event of Default shall have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of a control agreement (in form and substance reasonably satisfactory to Administrative Agent) relating thereto.

(v) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other

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rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

(f) Deposit Accounts. With respect to its Deposit Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Schedule 9(f) attached hereto contains a true and complete description of the name and address of each depositary institution with which such Grantor (after giving effect to the Closing Date Transaction) maintains a Deposit Account in which collected balances or deposits in excess of $100,000 are or may at any time be credited or maintained.

(ii) If requested by the Administrative Agent, all Deposit Accounts in which collected balances or deposits in excess of $750,000 are or may at any time be credited or maintained shall be maintained at all times with depositary institutions as to which the Administrative Agent shall have received a control agreement (in form and substance reasonably satisfactory to Administrative Agent). .

(g) Chattel Paper. With respect to its Chattel Paper whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Each Grantor shall at all times retain sole physical possession of the originals of all Chattel Paper (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Administrative Agent from time to time, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with “1” and such Grantor shall retain the counterpart numbered “1”.

(ii) All counterparts of all tangible Chattel Paper (and the tangible components of hybrid Chattel Paper) shall immediately upon the creation or acquisition thereof by any Grantor be conspicuously legended as follows: “A FIRST PRIORITY SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., FOR ITSELF AND AS

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ADMINISTRATIVE AGENT FOR CERTAIN SECURED PARTIES PURSUANT TO A SECURITY AGREEMENT DATED AS OF AUGUST 27, 2013, AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT.” In the case of electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), no Grantor shall create or acquire any such Chattel Paper unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Administrative Agent may require to perfect by control the security interest of the Administrative Agent for the benefit of the Secured Parties in such Collateral.

(iii) Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Chattel Paper, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Chattel Paper as collateral.

(h) Instruments. With respect to its Instruments whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Each Grantor shall upon the request of the Administrative Agent from time to time, deliver to the Administrative Agent the originals of all such Instruments, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Administrative Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents or by applicable law.

(ii) Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Instrument, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Instrument as collateral.

(i) Commercial Tort Claims. With respect to its Commercial Tort Claims whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

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(i) Schedule 9(i) attached hereto contains a true and complete list of all Commercial Tort Claims in which any Grantor has an interest and which have been identified by a Grantor as of its Applicable Date, and as to which such Grantor believes in good faith there exists the possibility of recovery (including by way of settlement) of monetary relief in excess of $500,000 (“Grantor Claims”), in each case after giving effect to the Closing Date Transaction. Each Grantor shall furnish to the Administrative Agent from time to time upon its request a certificate of an officer of such Grantor referring to this Section 9(i) and (x) identifying all Grantor Claims that are not then described on Schedule 9(i) attached hereto and stating that each of such additional Grantor Claims shall be deemed added to such Schedule 9(i) and shall constitute a Commercial Tort Claim, a Grantor Claim, and additional Collateral hereunder, and (y) summarizing the status or disposition of any Grantor Claims that have been settled, or have been made the subject of any binding mediation, judicial or arbitral proceeding, or any judicial or arbitral order on the merits, or that have been abandoned. With respect to each such additional Grantor Claim, such Grantor Claim shall be and become part of the Collateral hereunder from the date such claim is identified to the Administrative Agent as provided above without further action, and (ii) the Administrative Agent is hereby authorized at the expense of the applicable Grantor to execute and file such additional financing statements or amendments to previously filed financing statements, and take such other action as it may deem necessary or advisable, to perfect the Lien on such additional Grantor Claims conferred hereunder, and the applicable Grantor shall, if required by applicable law or otherwise at the request of the Administrative Agent, execute and deliver such Perfection Documents and take such other Perfection Action as the Administrative Agent may determine to be necessary or advisable to perfect or protect the Lien of the Administrative Agent for the benefit of the Secured Parties in such additional Grantor Claims conferred hereunder.

(j) Patents and Trademarks.

(i) Each Grantor represents and warrants that it has no Patents issued or registered with the United States Patent and Trademark Office (“USPTO”) other than the Patents listed on Schedule 9(j) attached hereto (which Schedule includes those Patents acquired in the Closing Date Transaction).

(ii) Each Grantor represents and warrants that it has no Trademarks registered with the USPTO other than the Trademarks listed on Schedule 9(j) attached hereto (which Schedule includes those Trademarks acquired in the Closing Date Transaction).

Each Grantor shall furnish to the Administrative Agent semi-annually, and in any event not later than the respective dates established in Sections 6.01(a) and 6.01(b) of the Credit Agreement for the delivery of financial statements for the second quarter and fiscal year end of such semi-annual period, and otherwise from time to time at the Administrative Agent’s request, such supplements to Schedule 9(j) necessary to keep the representations and warranties in this Section 9(j) true and complete.

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(k) Copyrights. Each Grantor represents and warrants that it has no Copyrights registered with the United States Copyright Office other than those Copyrights listed on Schedule 9(k) attached hereto (which Schedule includes those Copyrights acquired in the Closing Date Transaction). Each Grantor shall furnish to the Administrative Agent semi-annually, and in any event not later than the respective dates established in Sections 6.01(a) and 6.01(b) of the Credit Agreement for the delivery of financial statements for the second quarter and fiscal year end of such semi-annual period, and otherwise from time to time at the Administrative Agent’s request, such supplements to Schedule 9(k) necessary to keep the representations and warranties in this Section 9(k) true and complete.

10. Casualty and Liability Insurance Required.

(a) Each Grantor will maintain insurance with respect to the Collateral to the extent required under Section 6.07 of the Credit Agreement, which such insurance shall (i) prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least thirty (30) days’ prior written notice to the Administrative Agent, except for non-payment of premium, as to which such policies shall provide for at least ten (10) days’ prior written notice to the Administrative Agent, and (ii) where applicable, name the Administrative Agent, for the benefit of the Secured Parties, as loss payee and the Administrative Agent and the other Secured Parties as parties insured thereunder in respect of any claim for payment.

(b) Prior to expiration of any such policy, such Grantor shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent that the policy or certificate has been renewed or replaced or is no longer required by this Agreement.

(c) Each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent), for the benefit of the Secured Parties, as such Grantor’s true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

(d) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition, the Administrative Agent may (but shall be under no obligation to), without waiving or releasing any Secured

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Obligation or Default or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Administrative Agent, including reasonable Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Administrative Agent, shall be additional Secured Obligations secured by the Collateral, and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(e) The provisions contained in this Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Collateral Document.

11. Rights and Remedies Upon Event of Default. Upon and during the continuance of an Event of Default, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

(a) All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement or any other Loan Document;

(b) The right to foreclose the Liens and security interests created under this Agreement by any available judicial procedure or without judicial process;

(c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent’s claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral (subject, in the case of any premises that are leased, to any applicable landlord waiver agreements that may be entered into by the Administrative Agent related to such premises), (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a control agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

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(d) The right to (i) exercise all of a Grantor’s rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, “Payment Collateral”), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor’s name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor’s internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor’s mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor’s post office boxes or make other arrangements as the Administrative Agent, on behalf of the Secured Parties, deems necessary to receive such Grantor’s mail, including notifying the post office authorities to change the address for delivery of such Grantor’s mail to such address as the Administrative Agent, on behalf of the Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Administrative Agent’s sole discretion, may (but need not) be sent on such Grantor’s stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Administrative Agent’s sole discretion, to collect the Payment Collateral; and

(e) The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor’s premises or elsewhere and shall have the right to use a Grantor’s premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the

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benefit of any Person. The Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor’s rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations.

The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorneys’ Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Credit Agreement. Each Grantor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

12. Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent as such Grantor’s attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power

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(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c) to endorse such Grantor’s name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent’s possession or the Administrative Agent’s control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.

(d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

(e) to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

13. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 13 shall survive repayment of all of the Obligations and the termination or expiration of this Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

14. Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein

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described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

15. Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

16. Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

17. Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.

18. Entire Agreement. This Agreement and each Security Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitute and express the entire understanding between the parties hereto with respect to the subject matter hereof, and supersede all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express

24

terms hereof and of the Security Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Agreement nor any Security Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

19. Third Party Reliance. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Security Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

20. Binding Agreement; Assignment. This Agreement and each Security Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Agreement, any Security Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 20, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

21. Secured Cash Management Agreements and Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or an L/C Issuer and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms

25

of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

22. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

23. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 23, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Agreement.

24. Termination. Subject to the provisions of Section 13, this Agreement and each Security Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

25. Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Grantor, at the address then in effect for the giving of notices to the Company under the Credit Agreement and (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

26. Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Security Joinder Agreement substantially in the form attached hereto as Exhibit A shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Agreement shall be deemed to include such Person as a Grantor hereunder. Each Security Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Security Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

26

27. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Agreement and each Security Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

28. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT AND EACH SECURITY JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY SECURITY JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUERS, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY SECURITY JOINDER AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY JOINDER AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

27

(c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY SECURITY JOINDER AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 25. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

29. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR ANY SECURITY JOINDER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow]

28

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

GRANTORS:

AARDING THERMAL ACOUSTICS USA INC.
ADWEST TECHNOLOGIES, INC.
AVC, INC.
CECO ABATEMENT SYSTEMS, INC.
CECO FILTERS, INC.
CECO GROUP, INC.
CECO MEXICO HOLDINGS LLC
CECOAIRE, INC.
EFFOX INC.
FISHER-KLOSTERMAN, INC.
GMD ENVIRONMENTAL TECHNOLOGIES, INC.
MUSTANG ACQUISITION, INC.
MUSTANG ACQUISITION II LLC
NEW BUSCH CO., INC.
THE KIRK & BLUM MANUFACTURING COMPANY

By:	/s/ Benton L. Cook
Name:	Benton L. Cook
Title:	Interim Chief Financial Officer

CECO GROUP GLOBAL HOLDINGS LLC FKI, LLC

By:	/s/ Benton L. Cook
Name:	Benton L. Cook
Title:	Treasurer & Secretary

H.M. WHITE, INC.

By:	/s/ Benton L. Cook
Name:	Benton L. Cook
Title:	Chief Financial Officer

KBD/TECHNIC, INC.

By:	/s/ Jeffrey Lang
Name:	Jeffrey Lang
Title:	President

SECURITY AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	Vice President

SECURITY AGREEMENT

Signature Page

SCHEDULE 7(f)

Grantor Information

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
CECO Environmental Corp.	Delaware corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	n/a	4625 Red Bank Road Suite 200 Cincinnati, OH 45227 (Account Documents, Equipment)	RB West, LLC 4760 Red Bank Expressway Suite 226 Cincinnati, OH 45227	Lessor

CECO Group, Inc.	Delaware corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	n/a	a) 3120 Forrer St. Cincinnati, OH 45209 (Closed)	a) n/a	a) n/a

				b) 4625 Red Bank Road Suite 200 Cincinnati, OH 45227 (Account Documents, Equipment)	b) RB West, LLC 4760 Red Bank Expressway Suite 226 Cincinnati, OH 45227	b) Lessor

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
CECO Abatement Systems, Inc.	Delaware corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	CECO Abatement	a) 10431 Perry Highway Wexford, PA 15090 (Account Documents, Equipment)	a) Frank J. Pelly, Jr. 10431 Perry Highway Suite 100 Wexford, PA 15090	a) Lessor

				b) 5201 Walnut Ave, St. #1 Downers Grove, Illinois 60515(Closed)	b) n/a	b) n/a

GMD Environmental Technologies, Inc.	Delaware corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	GMD	a) 4625 Red Bank Road Suite 200 Cincinnati, OH 45227 (Account Documents, Equipment)	a) RB West, LLC 4760 Red Bank Expressway Suite 226 Cincinnati, OH 45227	a) Lessor

				b) 305 West Arlington Avenue, Fort Worth, Texas 76110 (Closed)	b) n/a	b) n/a

The Kirk & Blum Manufacturing Company	Ohio corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	Kirk & Blum, KB Duct	a) 6245 Creek Road Cincinnati, Ohio 45242 (Account Documents, Equipment,	a) Ohio Industrial Owners I, LLC 425 Walnut St., Suite 1200 Cincinnati, OH 45202	a) Lessor

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
Inventory)

				b) 8735 West	b) DDC Properties, LLC	b) Lessor
				Market St.	317 Edwardia Dr.
				Greensboro, North	Greensboro, NC 27409
Carolina 27409
(Account
Documents,
Equipment,
Inventory)

				c) 1761 North	c) Northpointe Properties,	c) Lessor
				Pointe Rd.	LLC
				Columbia,	401 Rutherford Lane
				Tennessee 38401	Columbia, TN 38401
(Account
Documents,
Equipment,
Inventory)

				d) 530 Commerce	d) Suzanne Sullivan	d) Lessor
				Avenue	273 Quail Hollow
				Canton, Mississippi	Canton, MS 39046
39046
(Account
Documents,
Equipment,
Inventory)

				e) 2801 Fortune	e) Fortune Circle East	e) Lessor
				Circle East, Ste M	Holdings
				Indianapolis,	4678 World Parkway
				Indiana 46241	Circle

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
				(Account	St. Louis, MO 63134
Documents,
Equipment)

				f) 1450 S. 15th	f) Grantor owned	f) n/a
Street
Louisville,
Kentucky 40210
(Account
Documents,
Equipment,
Inventory)

				g) 4625 Red Bank	g) RB West, LLC	g) Lessor
				Road	4760 Red Bank
				Suite 200	Expressway
				Cincinnati, OH	Suite 226
				45227	Cincinnati, OH 45227
(Account
Documents,
Equipment)

				h) 3501 West Kelly	h) n/a	h) n/a
St.
Indianapolis, IN
46241
(Closed)

				i) 550 Horton Court	i) n/a	i) n/a
Lexington, KY
40511
(Closed)

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
				j) 1712 Spruce St.	j) n/a	j) n/a
Defiance, OH 43512
(Closed)

				k) Building F9	k) Freeport Center Assoc,	k) Lessor
				Freeport Ctr	LLP
				Clearfield, Utah	P. O. Box 160466
				84016	Clearfield, UT 84016

KBD/Technic, Inc.	Indiana corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	KBD, KBD Technic	a) 6245 Creek Road Cincinnati, Ohio 45242 (Closed)	a) n/a	a) n/a

				b) 4625 Red Bank Road Suite 200 Cincinnati, OH 45227 (Account Documents, Equipment)	b) RB West, LLC 4760 Red Bank Expressway Suite 226 Cincinnati, OH 45227	b) lessor

				c) 3131 Disney St Cincinnati, OH 45209 (Closed)	c) n/a	c) n/a

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
Effox Inc.	Delaware corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	Effox, EffoxFlextor	9759 Inter Ocean Drive, Cincinnati, OH 45246 (Account Documents, Equipment, Inventory)	Triple R Ltd. 2844 Mack Road Fairfield, OH 45014	Lessor
CECOaire, Inc.	Delaware corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	CECOaire	a) 822 South 15th Street Louisville, Kentucky 40210 (Closed)	a) n/a	a) n/a

				b) 4625 Red Bank Road Suite 200 Cincinnati, OH 45227 (Account Documents, Equipment)	b) RB West, LLC 4760 Red Bank Expressway Suite 226 Cincinnati, OH 45227	b) Lessor
Adwest Technologies, Inc.	California corporation	4625 Red Bank Road Suite 200 Cincinnati, OH 45227	n/a	1175 North Van Horne Way Anaheim, CA 92806 (Account Documents, Equipment, Inventory)	Bayer, Erickson, Preston & Terry Partnership 1175 N. Van Horne Way Anaheim, CA 92806	Lessor

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
CECO Filters,	Delaware	4625 Red Bank Road	CECO Filters	1029 Conshohocken	Plymouth Industrial Center	Lessor
Inc.	corporation	Suite 200		Rd.	600 Old Elm Street
		Cincinnati, OH 45227		Conshohocken,	Conshohocken, PA 19428
Pennsylvania 19428
(Account
Documents,
Equipment,
Inventory)

New Busch	Delaware	4625 Red Bank Road	Busch,	10431 Perry	Frank J. Pelly, Jr.	Lessor
Co., Inc.	corporation	Suite 200	Busch	Highway	10431 Perry Highway
		Cincinnati, OH 45227	International	Wexford, PA 15090	Suite 100
				(Account	Wexford, PA 15090
Documents,
Equipment)

H.M. White,	Delaware	4625 Red Bank Road	H.M. White	a) 12855 Burt Road,	a) n/a	a) n/a
Inc.	corporation	Suite 200		Detroit, Michigan
		Cincinnati, OH 45227		48223
(Closed)

				b) 4625 Red Bank	b) RB West, LLC	b) Lessor
				Road	4760 Red Bank
				Suite 200	Expressway
				Cincinnati, OH	Suite 226
				45227	Cincinnati, OH 45227
(Account
Documents,
Equipment)

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
CECO Mexico	Delaware	4625 Red Bank Road	n/a	4625 Red Bank	RB West, LLC	Lessor
Holdings LLC	limited liability	Suite 200		Road	4760 Red Bank
	company	Cincinnati, OH 45227		Suite 200	Expressway
				Cincinnati, OH	Suite 226
				45227	Cincinnati, OH 45227
(Account
Documents)

Fisher-	Delaware	4625 Red Bank Road	Fisher-	a) 822 South 15th	a) Heumann, LLC	a) Lessor
Klosterman,	corporation	Suite 200	Klosterman,	Street, Louisville,	4750 New Middle Road
Inc. (formerly		Cincinnati, OH 45227	Buell,	Kentucky 40251	Jeffersonville, IN 47130
known as FKI			Buell FCC	(Account
Acquisition				Documents,
Corp.)(name				Equipment,
change March				Inventory)
17, 2008)

				b) 200 N. Seventh	b) Roy A. Smith	b) Lessor
				Street, Suite No. 2,	200 N. 7th Street
				Lebanon,	Lebanon, PA 17046
Pennsylvania 17046
(Account
Documents,
Equipment)

				c) 4625 Red Bank	c) RB West, LLC	c) Lessor
				Road	4760 Red Bank
				Suite 200	Expressway
				Cincinnati, OH	Suite 226
				45227	Cincinnati, OH 45227
(Account
Documents,
Equipment)

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
FKI, LLC	Delaware	4625 Red Bank Road	n/a	4625 Red Bank	RB West, LLC	Lessor
	limited liability	Suite 200		Road	4760 Red Bank
	company	Cincinnati, OH 45227		Suite 200	Expressway
				Cincinnati, OH	Suite 226
				45227	Cincinnati, OH 45227
(Account
Documents)

AVC, Inc.	Delaware	4625 Red Bank Road	AVC	a) 5146G	a) Moorpark Los Angeles –	a) Lessor
	corporation	Suite 200		Commerce Avenue,	Leahy Division, LLC
		Cincinnati, OH 45227		Moorpark, CA	3340 Ocean Park Blvd
				93021	Suite 1040
				(Account	Sana Monica, CA 90405
Documents,
Equipment,
Inventory)

				b) 4625 Red Bank	b) RB West, LLC	b) Lessor
				Road	4760 Red Bank
				Suite 200	Expressway
				Cincinnati, OH	Suite 226
				45227	Cincinnati, OH 45227
(Account
Documents)

CECO Group	Delaware	4625 Red Bank Road	n/a	4625 Red Bank	RB West, LLC	Lessor
Global	limited liability	Suite 200		Road	4760 Red Bank
Holdings LLC	company	Cincinnati, OH 45227		Suite 200	Expressway
				Cincinnati, OH	Suite 226
				45227	Cincinnati, OH 45227
(Account
Documents)

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
Aarding	Delaware	4625 Red Bank Road	ATA USA	a) 2140 Eastman	a) V.B.P. IT LLC	a) Lessor
Thermal	corporation	Suite 200		Avenue, Suite #207	26901 Agoura Rd.
Acoustics USA		Cincinnati, OH 45227		Ventura, California	Suite 180
Inc.				93003, USA	Calabasas, CA 91301
(Account
Documents,
Equipment)

				b) Industrieweg 59	b) Hijman & De Leon	b) Lessor
				8070AB Nunspeet	Kantoorhoudende te
				The Netherlands	Utrecht,
				(Account	Aan de Maliebaan 57,
				Documents)	3581 CE

Mustang	Delaware	4625 Red Bank Road	n/a	n/a	n/a	n/a
Acquisition	corporation	Suite 200
Inc.		Cincinnati, OH 45227

Mustang	Delaware limited	4625 Red Bank Road	Met-Pro,	a) 700/800 Emlen	a) owned by Grantor	a) n/a
Acquisition II	liability company	Suite 200	Met-Pro Corp	Way, Telford, PA
LLC (which		Cincinnati, OH 45227	Met-Pro	18969
will be known			Corporation	(Inventory,
as Met-Pro			GPS,	Equipment)
Technologies			Sethco,
LLC immediately following the consummation of the Closing Date Acquisition and which was formally known as			Fybroc, Dean Pump, Dean, Keystone, Keystone Filtration Systems, MPEAS, Duall, Flex-Kleen, Mefiag USA,
				b) 6040 Guion Road	b) owned by Grantor	b) n/a
Indianapolis, IN
46254
(Inventory,
Equipment,
Intangibles)

				c) 2385 North Penn	c) owned by Grantor	c) n/a
Road

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
Mustang			Mefiag	Hatfield, PA 19440
Acquisition II Inc.)

				d) 500 E. Centre	d) Ashland Foundry	d) Supplier
				Street	500 E. Centre Street
				Ashland, PA 17921	Ashland, PA 17921
(Equipment)

				e) 1995 Greenfield	e) Aurora Foundry	e) Supplier
				Avenue	1995 Greenfield Avenue
				Montgomery, IL	Montgomery, IL 60538
60538
(Equipment)

				f) 5297 State Route	f) Benton Foundry	f) Supplier
				487	5297 State Route 487
				Benton, PA 17814	Benton, PA 17814
(Equipment)

				g) 502 S.E.	g) Branchfield Casting	g) Supplier
				Industrial Avenue	502 S.E. Industrial Avenue
				Galva, IL 61434	Galva, IL 61434
(Equipment)

				h) 440 North Fifth	h) TB Woods Foundry	h) Supplier
				Avenue	440 North Fifth Avenue
				Chambersburg, PA 17201	Chambersburg, PA 17201
(Equipment)

				i) 1745 North	i) Decatur Foundry	i) Supplier
				Illinois Street	1745 North Illinois Street
				Decatur, IL 62526	Decatur, IL 62526
(Equipment)

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity	Address of Chief Executive Office	Trade Names/ Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
				j) 6982 Chrisphalt	j) Effort Foundry	j) Supplier
				Drive	6982 Chrisphalt Drive
				Bath, PA 18014	Bath, PA 18014
(Equipment)

				k) 12 East Town	k) Fisher Cast Steel	k) Supplier
				Street	Products
				West Jefferson OH	12 East Town Street
				43162 (Equipment)	West Jefferson OH 43162

				l) 215 East Van	l) Fountain Foundry	l) Supplier
				Buren Street	215 East Van Buren Street
				Veedersburg, IN	Veedersburg, IN 47987
47987
(Equipment)

				m) 4020 Reliable	m) Interstate Castings	m) Supplier
				Parkway	4020 Reliable Parkway
				Chicago, IL 60686	Chicago, IL 60686
(Equipment)

				n) 845 Hickory	n) Northern Stainless	n) Supplier
				Street	845 Hickory Street
				Pewaukee, WI	Pewaukee, WI 53072
53072
(Equipment)

				o) 1 Bank Street	o) PM Plastics	o) Supplier
				Orchard Park, NY	1 Bank Street
				14127	Orchard Park, NY 14127

I.	II.	III.	IV.	V.	VI.	VII.
	Jurisdiction of			Collateral	Name and address	Relationship of
	Formation/			Locations	of Owner of	Persons listed in VI to
	Form of	Address of Chief	Trade Names/	(and Type	Collateral Location	Grantor (e.g., lessor,
Name	Equity	Executive Office	Trade Styles	of Collateral)	(If other than Grantor)	warehousemen)
(Equipment)
				p) 523 W. Harrison	p) Plymouth Foundry	p) Supplier
				Street	523 W. Harrison Street
				Plymouth, IN	Plymouth, IN 46563
46563
(Equipment)
				q) 21 Walnut Street	q) Post Precision Castings	q) Supplier
				Strausstown, PA	21 Walnut Street
				19559	Strausstown, PA 19559
(Equipment)
				r) 1460 Ben	r) Proto-Cast	r) Supplier
				Franklin Highway	1460 Ben Franklin
				Douglasville, PA	Highway
				19518	Douglasville, PA 19518
(Equipment)
				s) 5110 North 35th	s) Stainless Foundry	s) Supplier
				Street	5110 North 35th Street
				Milwaukee, WI	Milwaukee, WI 53209
53209
(Equipment)
				t) 41 Colonial Road	t)Standard Castings	t) Supplier
				Webster, MA 01570	41 Colonial Road
				(Equipment)	Webster, MA 01570
				u) 1300 Lincoln	u) Waukesha Foundry	u) Supplier
				Avenue	1300 Lincoln Avenue
				Waukesha, WI	Waukesha, WI 53186
53186

I.	II.	III.	IV.	V.	VI.	VII.
	Jurisdiction of			Collateral	Name and address	Relationship of
	Formation/			Locations	of Owner of	Persons listed in VI to
	Form of	Address of Chief	Trade Names/	(and Type	Collateral Location	Grantor (e.g., lessor,
Name	Equity	Executive Office	Trade Styles	of Collateral)	(If other than Grantor)	warehousemen)
(Equipment)
				v) 164 Maynard	v) Williamsport Foundry	v) Supplier
				Street	Co. Inc.
				Williamsport, PA	164 Maynard Street
				17701	Williamsport, PA 17701
(Equipment)
				w) 87 Center Street	w) Sonoco Plastics	w) Supplier
				Chatham, NY	87 Center Street
				12037	Chatham, NY 12037
(Equipment)
				x) 525 Lee Road	x) Burnett Process Inc	x) Supplier
				Rochester, NY	525 Lee Road
				14606	Rochester, NY 14606
(Equipment)
				y) 20-21 FL2000	y) Shanghai Overseas	y) Supplier
				Zhong Shan Road	Imp/Exp Co
				N Shanghai 20063	20-21 FL2000 Zhong Shan
				(Equipment)	Road
N Shanghai 20063
				z) 513 Valley Rd	z) Jose Jimenez	z) Employee
				Roselle Park, NJ	513 Valley Rd
				(Equipment)	Roselle Park, NJ
				aa) 5300 21st Street	aa) Eckmann Custom	aa) Supplier
				Racine, WI 53401	Metal Stamping
				(Equipment)	5300 21st Street
Racine, WI 53401

I.	II.	III.	IV.	V.	VI.	VII.
	Jurisdiction of			Collateral	Name and address	Relationship of
	Formation/			Locations	of Owner of	Persons listed in VI to
	Form of	Address of Chief	Trade Names/	(and Type	Collateral Location	Grantor (e.g., lessor,
Name	Equity	Executive Office	Trade Styles	of Collateral)	(If other than Grantor)	warehousemen)
				bb) 1001 Auctt	bb) Eastwest Elastomer	bb) Supplier
				Road Suite A	1001 Auctt Road Suite A
				Montgomery IL	Montgomery IL 60538
60538
(Equipment)
				cc) RM 1262 Dang	cc) I-Motion	cc) Supplier
				Fong Bidg No 1500	RM 1262 Dang Fong Bidg
				Shanghi PRC	No 1500
				(Equipment)	Shanghi PRC
				dd) 1550 E.	dd) Matt Hoppe	dd) Employee
				Campbell Ave	1550 E. Campbell Ave
				Phoenix, AZ 85014	Phoenix, AZ 85014
(Equipment)
				ee) 18850 SW	ee) Grimm’s Fuel Co	ee) Supplier
				Cipole Rd	18850 SW Cipole Rd
				Tualatin, OR 97062	Tualatin, OR 97062
(Equipment)
				ff) 2809 5Th Street	ff) JEA /Lift Station	ff) Supplier
				West	#N442
				Jacksonville FL	2809 5Th Street West
				(Equipment)	Jacksonville FL
				gg) 19939 SW	gg) James King & Co	gg) Supplier
				Cipole Rd,	19939 SW Cipole Rd,
				Sherwood, OR	Sherwood, OR 97140
97140
(Equipment)
				hh) 300 Lincoln	hh) Caribbean Pool &	hh) Supplier

I.	II.	III.	IV.	V.	VI.	VII.
	Jurisdiction of			Collateral	Name and address	Relationship of
	Formation/			Locations	of Owner of	Persons listed in VI to
	Form of	Address of Chief	Trade Names/	(and Type	Collateral Location	Grantor (e.g., lessor,
Name	Equity	Executive Office	Trade Styles	of Collateral)	(If other than Grantor)	warehousemen)
				Lake Ave SE,	Fiberglass
				Lowell, MI 49331	300 Lincoln Lake Ave SE,
				(Equipment)	Lowell, MI 49331
				ii) various	ii) various employees drive	ii) employees
				(Equipment)	and store company
vehicles to their homes

SCHEDULE 9(i)

Commercial Tort Claims

None.

SCHEDULE 9(j)

Patents and Trademarks

Patents

Grantor	Status	Application Number	Title	Patent Number
Fisher-Klosterman, Inc.	Issued		Fluidized bed with cyclone	5,612,003
Fisher-Klosterman, Inc.	Issued		Method for cyclone conversion for a fluidized bed	5,907,910
Fisher-Klosterman, Inc.	Issued		High temperature cyclone outlet tube	6,361,576
Fisher-Klosterman, Inc.	Issued		Wear indicator for refractory linings	6,686,752
Fisher-Klosterman, Inc.	Issued		Cyclone separator with surface vanes	6,837,912
Fisher-Klosterman, Inc.	Issued		Cyclone separator with compact inlet	6,926,749
Fisher-Klosterman, Inc.	Issued		Feeder-air lock with slide gates	5,762,666
Fisher-Klosterman, Inc.	Pending		Cyclone separator with stacked baffles	7,434,694
Fisher-Klosterman, Inc.	Pending		Cyclone separator with rotating collection chamber	7,708,808
Fisher-Klosterman, Inc.	Issued		Particulate-removal rapper-controller	5,561,583
New Busch Co., Inc.	Issued		Strip cooling, heating or drying apparatus and associated method	5,201,132
New Busch Co., Inc.	Issued		Strip cooling, heating, wiping or drying apparatus and associated method	5,611,151
New Busch Co., Inc.	Issued			5,697,169

Trademarks

Grantor	Status	Application #	MARK Name	Registration Number
Fisher-Klosterman, Inc.	Active	76/214301	BUELL	2648461
Fisher-Klosterman, Inc.	Active	76/228620	BUELL and design	2689237
Fisher-Klosterman, Inc.	Active	77/978522	FISHER-KLOSTERMAN	3743340
Fisher-Klosterman, Inc.	Active	77/526872	FISHER-KLOSTERMAN	3981869
Fisher-Klosterman, Inc.	Active	74/102954	FISHER-KLOSTERMAN, INC.	1659563
Fisher-Klosterman, Inc.	Active	74/082931	FISHER-KLOSTERMAN, INC.	1659178
Fisher-Klosterman, Inc.	Active	74/102953	FK and design	1660636
Fisher-Klosterman, Inc.	Active	74/082932	FK and design	1661212
CECO Filters, Inc.	Active		CECO	2078575

Grantor	Status	Application #	MARK Name	Registration Number
CECO Filters, Inc.	Active		N-SERT	1578841
CECO Filters, Inc.	Active		TWIN-PAK	1792497
GMD Environmental Technologies, Inc.	Active		THERMO-MINDER	1798543
Effox Inc.	Active		EFFOX	1778653

SCHEDULE 9(k)

Copyrights

Grantor	CopyRight	Original Registration Date	Registration Number
Fisher-Klosterman, Inc.	Air Density Calculator	May 10, 1982	TX-2-004-140

Fisher-Klosterman, Inc.	XQ 465-31 Cyclone Final ASM Dwg. No. 460-M-1484	February 8, 2002	VAu000523960

Fisher-Klosterman, Inc.	XQ 465-31 Cyclone Final ASM Dwg. No. 460-M-1484 & I other title	2009	V3576D738

CECO Filters, Inc.	1 Videocassette: sd., col.; 1⁄2 in	October 21, 1998	PA0000396875

Mustang Acquisition II LLC (which will be known as Met-Pro Technologies LLC immediately following the consummation of the Closing Date Acquisition and which was formally known as Mustang Acquisition II Inc.)	Meet your pollution control requirements with the leader in PVC fabrications; catalog / By Duall Industries. A685911 & A892448	1990	V2572P107

EXHIBIT A

Form of Security Joinder Agreement

SECURITY JOINDER AGREEMENT

THIS SECURITY JOINDER AGREEMENT dated as of             , 20            (this “Security Joinder Agreement”), is made by             , a             (the “Joining Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement).

RECITALS:

A. CECO Environmental Corp., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the lenders and the L/C Issuers party thereto and the Administrative Agent are party to a Credit Agreement dated as of August 27, 2013 (as in effect on the date hereof and as amended, restated, supplemented or otherwise modified from time to time after the date hereof, the “Credit Agreement”).

B. The Company, certain of its Subsidiaries and the Administrative Agent are party to a Security Agreement dated as of August 27, 2013 (as in effect on the date hereof, the “Security Agreement”).

C. The Joining Grantor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to become a Subsidiary Guarantor and be joined as a party to the Security Agreement as a Grantor (as defined in the Security Agreement).

D. The Joining Grantor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements and Secured Hedge Agreements.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements and Secured Hedge Agreements, the Joining Grantor hereby agrees as follows:

1. Joinder. The Joining Grantor hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a Grantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Grantor or to which each Grantor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), all with the same force and effect as if the Joining Grantor were a signatory to the Security Agreement.

2. Affirmations. The Joining Grantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Grantor contained in the Security Agreement.

3. Supplemental Schedules. Attached to this Security Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Security Agreement. The Joining Grantor represents and warrants that the information contained on each of the Supplemental Schedules with respect to the Joining Grantor and its properties and affairs is true, complete and accurate as of the date hereof.

4. Severability. If any provision of this Security Joinder Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Security Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5. Counterparts. This Security Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Grantor. Without limiting the foregoing provisions of this Section 5, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Security Joinder Agreement.

6. Delivery. The Joining Grantor hereby irrevocably waives notice of acceptance of this Security Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Cash Management Agreement and Hedge Agreements made and maintained, in reliance on this Security Joinder Agreement and the Joining Grantor’s joinder as a party to the Security Agreement as herein provided.

7. Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. The provisions of Sections 28 and 29 of the Security Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the Joining Grantor has duly executed and delivered this Security Joinder Agreement as of the day and year first written above.

JOINING GRANTOR:

By:
Name:
Title:

SUPPLEMENTAL

SCHEDULE 7(f)

Grantor Information

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity/I.D. Number	Address of Chief Executive Office	Trade Styles	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Grantor)	Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)

Delivered pursuant to Security Joinder Agreement of                     .

Applicable Date:         , 20

SUPPLEMENTAL

SCHEDULE 9(e)

Investment Property

Securities Accounts			Other Investment Property
Name and Address of Securities Intermediary	Account Number	Name and Type of Issuer	Quantity of Shares or Other Interest	Certificate Number(s)

Grantor

Delivered pursuant to Security Joinder Agreement of                     .

Applicable Date:         , 20

SUPPLEMENTAL

SCHEDULE 9(f)

Deposit Accounts

Grantor	Name of Depository Institution	Address of Depository Institution	Account Number

Delivered pursuant to Security Joinder Agreement of                     .

Applicable Date:         , 20

SUPPLEMENTAL

SCHEDULE 9(i)

Commercial Tort Claims

Grantor	Adverse Party(ies)	Nature of Claim	Status of Claim

Delivered pursuant to Security Joinder Agreement of                     .

Applicable Date:             , 20

SUPPLEMENTAL

SCHEDULE 9(j)

Patents and Trademarks

Delivered pursuant to Security Joinder Agreement of                     .

Applicable Date:             , 20

SUPPLEMENTAL

SCHEDULE 9(k)

Copyrights

Delivered pursuant to Security Joinder Agreement of                     .

Applicable Date:             , 20

EXHIBIT 3(d)(i)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of August 27, 2013 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement referenced in the Agreement), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the patents and patent applications shown below to the Administrative Agent:

PATENTS

Patent No.	Description of Patent Item	Date of Patent

See Schedule 1 attached hereto

PATENT APPLICATIONS

Patent Applications No.	Description of Patent Applied for	Date of Patent Applications

See Schedule 1 attached hereto

3(d)(i)-1

The Grantors and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

3(d)(i)-2

EXHIBIT 3(d)(ii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of August 27, 2013 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement reference in the Agreement), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the trademarks and trademark applications shown below to the Administrative Agent:

TRADEMARKS

Trademark No.	Description of Trademark Item	Date of Trademark

See Schedule 1 attached hereto

TRADEMARK APPLICATIONS

Trademark Applications No.	Description of Trademark Applied for	Date of Trademark Applications

See Schedule 1 attached hereto

3(d)(ii)-1

The Grantors and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

3(d)(ii)-2

EXHIBIT 3(d)(iii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of August 27, 2013 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement referenced in the Agreement), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the copyrights and copyright applications shown below to the Administrative Agent:

COPYRIGHTS

Copyright No.	Description of Copyright Item	Date of Copyright

See Schedule 1 attached hereto

COPYRIGHT APPLICATIONS

Copyright Applications No.	Description of Copyright Applied for	Date of Copyright Applications

See Schedule 1 attached hereto

3(d)(iii)-1

The Grantors and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

3(d)(iii)-2